028663

NUMBER

APN

SHARES

Acura Pharmaceuticals, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

COMMON STOCK

NEW COMMON

CUSIP 00509L 70 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF Acura Pharmaceuticals, Inc. (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

ACURA PHARMACEUTICALS, INC. CORPORATE SEAL 1935 NEW YORK

President

Secretary

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
Transfer Agent and Registrar

By

Authorized Officer

AMERICAN BANK NOTE COMPANY

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–........................ Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received,...hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....Shares

of the capital stock represented by the within Certificate, and do hereby

irrevocably constitute and appoint..

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,.......................................

....

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.